                                                                 EXHIBIT (A)(10)

                        APPLICATION FOR FLEXIBLE PREMIUM
                             VARIABLE LIFE INSURANCE



                                THE MANUFACTURERS
                             LIFE INSURANCE COMPANY
                                   OF AMERICA



                                [MANULIFE LOGO]


             Manulife Financial and the block design are registered
            service marks of The Manufacturers Life Insurance Company
                    and are used by it and its subsidiaries.
NB0777UA(0296)

                                                                         EXHIBIT


                    INSTRUCTIONS TO REGISTERED REPRESENTATIVE



1. The agent or broker using this form must be a Registered Representative of an NASD firm.

2. This package contains the following forms: a) Application for Life Insurance including a Request for Taxpayer Identification Number b) Authorization to Obtain Information and the Notice of Disclosure of Information c) Temporary Life Insurance Agreement and Receipt d) General Avocation Questionnaire e) Request form for Automatic Premium Payment

3. All questions on the application must be answered. If a CHANGE is made to an answer given by the Proposed Life Insured, the CHANGE MUST BE INITIALLED BY THE PROPOSED LIFE INSURED. The same holds true for questions answered by the Proposed Owner.

4. Whenever the PROPOSED POLICY IS TO BE OWNED BY SOMEONE OTHER THAN THE PROPOSED LIFE INSURED, the Proposed Owner must sign the application. If the proposed Owner is a CORPORATION, the application must be signed by one of the corporation's Officers. In addition, under the signature, the corporation's exact name and the title of the signing officer must be PRINTED or the Corporate seal stamped. The Proposed Life Insured may only sign if he/she is the majority stockholder and signs a such (e.g. "President and majority stockholder of the XYZ corporation").

5. The AUTHORIZATION to OBTAIN INFORMATION must always be signed by the Proposed Life Insured, or by the parent or guardian in the case of juvenile insurance. The Notice of Disclosure of Information MUST always be given to the Proposed Life Insured, or to the parent or guardian of a Juvenile Proposed Insured.

6. To qualify for TEMPORARY LIFE INSURANCE, the Proposed Life Insured must be able to answer all 3 questions on the Notice Portion "No" and the Proposed Life Insured must be age 70 or younger. If ANY answer is "Yes" and/or the Proposed Life Insured is over age 70, DO NOT collect any money and DO NOT detach the receipt. If the Proposed Life Insured qualifies for Temporary Life Insurance, collect at least one-twelfth of the annual premium, complete the ENTIRE NOTICE AND RECEIPT PORTION, detach the RECEIPT PORTION and give it to the Proposed Owner. IN ALL CASES, answer the appropriate question in the "Registered Representative" Section, so that the Service Office knows whether the agreement has been issued or not.

         NOTE: COVERAGE UNDER THE TEMPORARY LIFE INSURANCE AGREEMENT IS LIMITED TO A MAXIMUM OF $1,000,000 ON INDIVIDUAL LIFE PLANS, $5,000,000 ON SURVIVORSHIP PLANS, AND $200,000 FOR INSURANCE ON JUVENILES.

7. Life Insurance applications on JUVENILES must be completed by one of the child's parents or a legally appointed guardian. All questions pertaining to the Proposed Life Insured and Owner must be answered. If the payor applies for disability waiver benefit, a separate and full application must be completed by him/her, including the medical section, as well as any applicable questionnaires. If neither the owner nor the payor is one of the child's parents or a legal guardian, then a PARENT OR GUARDIAN MUST CONSENT to the application by signing on the last line of the "Signatures" section on page 6 of the application and check off the appropriate box to show whether mother, father or guardian.

         NOTE: APPLICATIONS WILL NOT BE ACCEPTED UNTIL THE CHILD IS AT LEAST 15 DAYS OLD.

8. The Request for TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION must be completed as part of every application. The Internal Revenue Service requires life insurance companies and other financial institutions that make interest and/or dividend payments to maintain a file of certified Tax Identification Numbers for all policyowners.

   APPLICATION SUPPLEMENT FOR INVESTMENT ALLOCATION AND INVESTOR SUITABILITY,
      FORM NB0031UA, MUST BE COMPLETED AND SUBMITTED WITH THIS APPLICATION

                                                                         EXHIBIT


                                               APPLICATION FOR LIFE INSURANCE TO
                             THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
[MANULIFE LOGO]                         (hereinafter referred to as The Company)



APPLICATION NO.
PLEASE PRINT & USE BLACK INK.
ANY CHANGES MUST BE
INITIALLED BY THE PROPOSED
INSURED AND/OR OWNER.                            POLICY NO. | | | | | | | | |  |
                                                            --------------------

PROPOSED LIFE INSURED

1a. Name (first, middle, last)   1b. Date of Birth (mmm/dd/yyyy)   1c.  Place of Birth   1d.  Soc. Sec. No./Tax I.D. No.

---------------------------------------------------------------------------------------------------------------------------
1e. Sex     1f.  Occupation          1g.  Specific Duties                                1h.  How Long?

---------------------------------------------------------------------------------------------------------------------------
1i. Home Address                     City                           State                Zip              1j.  How Long?

---------------------------------------------------------------------------------------------------------------------------
1k. Employer Name and Address        City                           State                Zip              1l.  How Long?

---------------------------------------------------------------------------------------------------------------------------


OWNER IF OTHER THAN PROPOSED LIFE INSURED

2a. Name (first, middle, last)

---------------------------------------------------------------------------------------------------------------------------
2b. Date of Birth (mmm/dd/yyyy)   2c.  Occupation                    2d.  Relationship to      Proposed Life Insured
---------------------------------------------------------------------------------------------------------------------------
2e. Address                          City                            State                Zip

---------------------------------------------------------------------------------------------------------------------------
2f. Employer Name and Address        City                            State                Zip

---------------------------------------------------------------------------------------------------------------------------
2g. If home address or employer has changed in last 2 years, give details:

---------------------------------------------------------------------------------------------------------------------------
SUCCESSOR OWNER - RECOMMENDED FOR JUVENILE INSURANCE - NOT RECOMMENDED FOR BUY-SELL OR CORPORATE-OWNED
3a. Name                           3b. Relationship to Owner          3c.  Soc. Sec. No./Tax I.D. No.

---------------------------------------------------------------------------------------------------------------------------

BENEFICIARY(IES) SUBJECT TO CHANGE BY OWNER
4a. Primary                                                                     4b.  Relationship to Proposed Life Insured

---------------------------------------------------------------------------------------------------------------------------
4c. Secondary                                                                   4d.  Relationship to Proposed Life Insured

---------------------------------------------------------------------------------------------------------------------------
SEND PREMIUM NOTICES TO:

5a. / /  Insured        / /  Owner       / /   Business           / / Residence           / / Other (give details below):
5b. Name                             Address                             City                  State               Zip

---------------------------------------------------------------------------------------------------------------------------

LIFE INSURANCE IN FORCE:

6a. Total insurance in force on the Proposed Life Insured's life $
                                                                  -------------------------------------
6b. Total insurance currently pending with all companies, including this application $                  . Of this
                                                                                          -----------------
    total, what amount of insurance do you intend to accept?  $__________________________________

6c.    LIST POLICIES IN FORCE                YEAR OF                            ACCIDENTAL  GI OPTION
       COMPANY                                ISSUE      GROUP?   FACE AMOUNT       DEATH    AMOUNT    BUSINESS  PERSONAL
---------------------------------------------------------------------------------------------------------------------------




                                                                        YES  NO
7. Have you ever been declined for insurance, or been offered insurance with restricted benefits or at other than standard rates? / / / /

8. Is this insurance to replace, or will it cause a change in, or involve a loan under, any insurance or annuity policy
   on any Proposed Life Insured's life or in any insurance or annuity policy owned by the ?
   IF "YES", TO EITHER 7 OR 8, GIVE DETAILS BELOW:                      / /  / /

Manulife Financial and the block design are registered service marks of The Manufacturers Life Insurance Company and are used by it and its subsidiaries.

NB0777UA(0296)

                                                                         EXHIBIT



APPLICATION NO.                                  PLEASE PRINT
--------------------------------------------------------------------------------
POLICY APPLIED FOR:


9a. Plan:
         ------------------------------------
9b. Face Amount (policy only, excluding Supplementary Benefits): $ ----------- 9c. If an additional or optional policy is being applied for in a separate application, state plan and amount.

--------------------------------------------------------------------------------
9d. Loan Interest Rate (Check / / loan rate applicable
    to the policy being applied for)    / / 5.75%     / / 8%     / / Variable

9e. If a supplementary benefit applied for cannot be approved,
should the policy be issued without it?   / / Yes    / /No   / / Not Applicable

9f. Is a policy guarantee being applied for?  / /Yes   / /No  / / Not Applicable

    If "Yes", indicate type of policy guarantee: / / No Lapse Guarantee
                                                 / / Death Benefit Guarantee

SUPPLEMENTARY BENEFITS

                          SINGLE-LIFE PLANS

10. / /  Total Disability Waiver of Monthly Deductions

    / /  Guaranteed Policy Value

    / /  Additional Life (number of lives             maximum 6)
                                         ------------
         (complete application NB0573UA for each additional life)

    / /  Other (state which)
                             ------------------------------------

         --------------------------------------------------------


                          SURVIVORSHIP PLANS

11. / /   Policy Split Option

    / /   Four Year Term (EPR)

    / /   Other (state which)
                              -----------------------------------

       ----------------------------------------------------------



PREMIUMS

11a.  FREQUENCY:    / /Annual     / /Semi      / /Quarterly        / /Monthly

11b. If monthly,    / / ManuMatic Transfer

11c. Planned Premium $
                       ------------------------
11d. Additional "once only" premium $
                                      --------------------
11e. Amount paid with application   $
                                      --------------------


DEATH BENEFIT

12.   / / OPTION 1: Face Amount     / / OPTION 2: Face Amount Plus Policy Value


SPECIAL REQUESTS

13.

HOME OFFICE CORRECTIONS OR AMENDMENTS (NOT APPLICABLE IN WEST VIRGINIA)

14.

                                                                         EXHIBIT

APPLICATION NO.                                  PLEASE PRINT


SMOKING QUESTIONS
                                                                      YES   NO
15a. Have you used tobacco in any form during the past 2 years
     (including cigars, cigarillos, a pipe, chewing tobacco
     or cigarettes)? ..............................................   / /   / /

     If "Yes" what type of tobacco?
                                   ------------------------------
15b. Do you use any medication or product containing nicotine? ...    / /   / /
       If "Yes", give details:
                              -----------------------------------

15c. Have you smoked any cigarettes during the past 12 months?
     If "Yes", how many? .........................................    / /   / /

15d. Were you previously a cigarette smoker but have now stopped?     / /   / /
     If "Yes", when did you stop? Give month and year:
                                                      -----------
AVOCATION QUESTIONS
                                                                     YES    NO
16a. Do you have any part-time or seasonal occupation? ...........   / /   / /

16b. Do you expect to change your occupation? ....................   / /   / /

16c. Do you expect to change your country of residence? ..........   / /   / /
     If "Yes", give details:
                            -------------------------------------    / /   / /
17a. Have you flown as a student pilot, licensed pilot or crew member in any aircraft (including ultralight planes) in
     the past 2 years? ...........................................   / /   / /

17b. Are any such flights planned in the future? .................   / /   / /

17c. Have you engaged in any form of motor vehicle or power
     boat racing, sky diving, skin or scuba diving,
     parachuting, hang-gliding, mountain climbing or ballooning
     in the last 2 years? ........................................   / /   / /
18a. What is your Drivers License Number?                   State    / /   / /
                                        -----------------        --
18b. Have you been convicted of 3 or more moving violations
     within the past 3 years? ....................................   / /   / /

18c. Have you been convicted of driving while intoxicated
     or while otherwise impaired? If "Yes", give details.            / /   / /


FINANCIAL QUESTIONS

COMPLETE WHEN AMOUNT OF INSURANCE IS $250,000 AND MORE, OR WHEN APPLYING FOR BUSINESS INSURANCE FOR ANY AMOUNT, OR INSURANCE ON THE LIFE OF A JUVENILE FOR ANY AMOUNT.

19. What is the purpose of this insurance? (e.g. estate conservation, buy-sell, keyman)
                      --------------------------------------------------------

20.  How was the need for this amount determined? (Please submit copies of financial statement(s), estate analysis, contractual
     agreements, etc.)
                      --------------------------------------------------------
21a. Gross annual earned income (salary, commissions,
     bonuses, etc.) $
                     ---------------------------------------------------------
21b. Gross annual unearned income (dividends, interest,
     net real estate income, etc.) $
                                    -------------------------------------------
21c. Total Assets $               21d.  Total Liabilities? $
                   --------------                           ------------------
21e. Personal Net Worth?$
                          ------------------------

JUVENILE INSURANCE:

22a.  Are all brothers and sisters equally insured?       / / Yes   / / No
      If "No", give details:
                            ---------------------------------------------------
22b.  Are parent(s) / guardian covered by life insurance? / / Yes   / / No
      If "Yes", how much is in force?
                                     -----------------------------------------
      If "No", why not?
                       -------------------------------------------------------

BUSINESS INSURANCE:    Provide the following information on your company

                                                 Current Year             Previous Year
23a.  Assets                                       $                        $
23b.  Liabilities                                  $                        $
23c.  Gross Sales                                  $                        $
23d.  Net Income after taxes                       $                        $
23e.  Fair Market Value of the business            $

23f.  What percentage of the business is owned by the proposed
      Life Insured?             %
                    -----------
23g.  Are other partners/owners/executives being insured?
      Give details:
                   -----------------------------------------------------------

24.   In the past 5 years, has the Proposed Life Insured or the
      business had any major financial problems (bankruptcy,
      etc.)?                                                     / /Yes  / / No

      If "Yes", give details:
                              ------------------------------------------------

-------------------------------------------------------------------------------

                                                                         EXHIBIT

APPLICATION NO.                                         PLEASE PRINT

MEDICAL QUESTIONS: Please provide details to "Yes" answers in the space below


25.  Have 2 or more of your immediate family members (parents, brothers and sisters) prior to age 65, died of or been diagnosed as having
     coronary artery disease, stroke or kidney disease?    / / Yes    / / No

26.    FAMILY HISTORY                       AGE      GIVE DETAILS OF PRESENT HEALTH             AGE       CAUSE OF DEATH
---------------------------------------------------------------------------------------------------------------------------
       Father                   L                                                         D
                                I                                                         E
       Mother                   V                                                         C
                                I                                                         E
       Brothers                 N                                                         A
       and                      G                                                         S
       Sisters                                                                            E
                                                                                          D

27a.  Your Height               27b.  Your Weight
                   ------------                   ------------
27c.  Any weight loss in the last year?  /  /Yes    / /No

28a.  Name and address of personal or attending doctor:
                                                      ------------------------
28b.  Date last consulted?
                           --------------------
28c.  Reason and any medication/treatment given:
                                                ------------------------------
28d. List any medications you are taking currently:
                                                   ---------------------------

                                                                      YES    NO

29. SO FAR AS YOU KNOW, WITHIN THE LAST 10 YEARS HAVE YOU HAD
    OR BEEN TOLD BY A DOCTOR THAT YOU HAD:

a.) Chest pain, shortness of breath, heart murmur, high
    blood pressure, stroke, irregular heart beat, or any other
    disease or disorder of the heart or arteries? ................   /  /   / /

b.) Diabetes or disease of any glands? ...........................   /  /   / /

c.) Mental or emotional disorder, nervous breakdown, convulsions, epilepsy, paralysis or any other disorder of the brain or
    nervous system? ..............................................   /  /   / /

d.) Arthritis, gout, or any bone, joint, muscle or skin disorder?    /  /   / /

e.) Asthma, bronchitis, pneumonia, emphysema or any lung disorder?   /  /   / /

f.) Cirrhosis, hepatitis, ulcer, colitis, diverticulitis,
    ileitis, or other disease of the liver, gall bladder,
    pancreas, stomach or intestines? .............................   /  /   / /

g.) Prostate or testicular disease, disease of the uterus,
    ovaries or breast? ...........................................   /  /  /  /

h.) Anemia, leukemia, clotting disorders, platelet disorders,
    infections, or sources of blood loss? ........................   /  /  /  /

i.) Disorder of the urinary tract or kidneys - sugar, albumin
    or blood in the urine? .......................................   /  /  /  /

j.) Cancer or tumors? ............................................   /  /  /  /

k.) An operation or admission to a hospital or any other health care facility for observation, treatment of any illness or diagnostic tests (including treadmill stress test
    for insurance)? ..............................................   /  /  /  /

l.) Any other health impairment or medically treated condition? ..   /  /  /  /

m.) Treatment or advice from a physician, or licensed
    practitioner, regarding alcohol or drug use? .................   /  /  /  /

30. Within the last 10 years have you been diagnosed by a
    doctor as having Acquired Immune Deficiency Syndrome (Aids)? .   /  /  /  /

PLEASE PROVIDE DETAILS TO ANY "YES" ANSWERS (IF MORE SPACE IS REQUIRED, USE THE MEDICAL QUESTIONS CONTINUATION SHEET)

QUESTION                       NAME, ADDRESS AND PHONE NO. OF          DURATION
NUMBER           DATE          ATTENDING DOCTOR AND HOSPITAL           OF CONDITION     REASON AND ANY TREATMENT GIVEN
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         EXHIBIT

APPLICATION NO.

REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
(TO BE COMPLETED BY OWNER/TAXPAYER)

In order to comply with IRS regulations regarding Tax Identification Numbers and Backup Tax Withholding, individuals and sole proprietors MUST give their Social Security Number. Other entities MUST give their Employer Identification Number.

Social Security Number

___________-___________-___________


If you have no number or you have applied for a number and are waiting for one to be issued, write "APPLIED FOR" in the boxes. You then have 60 days to supply your TIN number to us. After 60 days, The Company must begin Backup Tax Withholding.

Employer Identification Number

___________-______________________


CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

(2) I am not subject to Backup Tax Withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to Backup Tax Withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to Backup Tax Withholding (does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement
         (IRA), and payments other than interest and dividends).

CERTIFICATION INSTRUCTIONS - You MUST cross out item (2) above if you have been notified by the IRS that you are currently subject to Backup Tax Withholding because of underreporting interest or dividends on your tax return.



Signed at_________________________________this___________day of__________ ______
                    City / State                               Month        Year


(X)_______________________________________
       SIGNATURE OF OWNER / TAXPAYER

                                                                         EXHIBIT

APPLICATION NO.

SIGNATURES

THE PROPOSED LIFE INSURED (OR PARENT OR GUARDIAN) HAS READ THE STATEMENTS AND ANSWERS TO THE MEDICAL EVIDENCE PORTION AND THEY ARE COMPLETE AND TRUE TO THE BEST OF HIS/HER KNOWLEDGE AND BELIEF. THE PROPOSED LIFE INSURED HEREBY AGREES THAT THEY SHALL FORM PART OF THE APPLICATION FOR LIFE INSURANCE FOR WHICH SUCH MEDICAL EVIDENCE WAS REQUIRED BY THE COMPANY.

THE PROPOSED LIFE INSURED (OR PARENT OR GUARDIAN) ACKNOWLEDGES RECEIPT OF THE NOTICE OF DISCLOSURE OF INFORMATION.

THE PROPOSED LIFE INSURED AND OWNER (OR PARENT OR GUARDIAN) AGREE THAT: 1.) THE STATEMENTS AND ANSWERS IN THIS APPLICATION ARE COMPLETE AND TRUE TO THE BEST OF THEIR KNOWLEDGE AND BELIEF. 2.) UNLESS THE TERMS AND CONDITIONS OF THE TEMPORARY LIFE INSURANCE AGREEMENT ARE SATISFIED SO THAT INSURANCE IS PROVIDED UNDER THAT AGREEMENT, INSURANCE UNDER ANY POLICY ISSUED ON THE APPLICATION WILL BECOME EFFECTIVE ONLY WHEN THE FIRST PREMIUM HAS BEEN PAID IN FULL AND THE POLICY HAS BEEN DELIVERED; PROVIDED THAT AT THE TIME OF DELIVERY THERE HAS BEEN NO DETERIORATION IN THE INSURABILITY OF ANY PERSON PROPOSED FOR LIFE INSURANCE AS STATED IN THE APPLICATION, SINCE THE DATE OF THE APPLICATION. THEY ARE AWARE THE COMPANY HAS UNDERWRITING RULES TO DETERMINE INSURABILITY. 3.) (NOT APPLICABLE IN WEST VIRGINIA) ACCEPTANCE OF THE POLICY WILL, WHERE PERMITTED BY LAW, CONSTITUTE AGREEMENT TO ITS TERMS AND RATIFICATION OF ANY CHANGES SPECIFIED BY THE COMPANY IN THE POLICY, EXCEPT THAT ANY CHANGE OF AMOUNT, CLASSIFICATION, PLAN, BENEFITS OR AGE AT ISSUE WILL BE MADE ONLY WITH THE OWNER'S WRITTEN CONSENT.

THE PROPOSED LIFE INSURED AND OWNER (OR PARENT OR GUARDIAN) UNDERSTAND THAT UNDER THE POLICY APPLIED FOR, THE AMOUNT OF THE INSURANCE BENEFITS, THE DURATION OF THE INSURANCE COVERAGE, AND THE POLICY VALUE MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE CHOSEN INVESTMENT ACCOUNT AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN PRISON.

Signed at ______________________________ this __________ day of __________ _____
                   City / State                                 Month       Year

(X)___________________________________    (X)___________________________________
    WITNESS                                  SIGNATURE OF PROPOSED LIFE INSURED

(X)___________________________________    (X)___________________________________
    WITNESS                                  SIGNATURE OF OWNER,  IF OTHER THAN
                                             PROPOSED LIFE INSURED

(X)___________________________________    (X)___________________________________
    WITNESS                                  SIGNATURE OF ANY PROPOSED JUVENILE
                                             LIFE INSURED OVER AGE 10

(X)___________________________________    (X)___________________________________
   SIGNATURE OF REGISTERED REPRESENTATIVE    CONSENT OF PARENT OR GUARDIAN,
   IF OTHER THAN WITNESS                     IF OTHER THAN OWNER
                                             [ ]FATHER   [ ]MOTHER   [ ]GUARDIAN

All other Registered Representatives sharing commissions for this policy must also sign here.

(X)___________________________________    (X)___________________________________
   SIGNATURE OF REGISTERED REPRESENTATIVE    Place and Date

(X)___________________________________    (X)___________________________________
   SIGNATURE OF REGISTERED REPRESENTATIVE    Place and Date

(X)___________________________________
   COUNTERSIGNATURE OF LICENSED RESIDENT AGENT
   (WHERE REQUIRED BY LAW)

                                                                         EXHIBIT

APPLICATION NO.                   PLEASE PRINT


To be answered by the Registered Representative (Required for ALL applications)

1. If the Owner is a Corporation, Partnership, Trust or other legal entity, the NASD requires such entity to provide The Company with documentation detailing the name(s) of all individuals authorized to transact business on behalf of the entity. This requirement will be satisfied by submitting a copy of the Corporation Resolution, Partnership Agreement, or Certification by Trustee form.

         List the name(s) of individual(s) authorized to transact business on behalf of the entity:

         ______________________________________________________________________

         ______________________________________________________________________

2.       Temporary Life Insurance Agreement Issued?  [ ] Yes  [ ] No

3. TO THE BEST OF YOUR KNOWLEDGE, IS THIS INSURANCE INTENDED TO REPLACE, OR WILL IT CAUSE A CHANGE IN, OR INVOLVE A LOAN UNDER, ANY INSURANCE OR ANNUITY POLICY ON THE LIFE OF ANY PROPOSED LIFE INSURED OR IN ANY INSURANCE OR ANNUITY POLICY OWNED BY THE OWNER?

         [ ] YES  [ ] NO

         IF "YES", GIVE DETAILS AND COMPLETE ANY REPLACEMENT FORMS THAT ARE REQUIRED. ADVISE WHETHER ANY POLICY BEING REPLACED WAS ITSELF A REPLACEMENT POLICY WITHIN THE PAST 5 YEARS.

4.       Is this a 1035 exchange?  [ ] Yes  [ ] No

         If "Yes", how many policies will be exchanged?________________________

LIST POLICIES:

___________________________________________________________________________________________________________________________
                                                             Type of Contract
                    Company Name          Policy No.       (Annuity, Life, Term,       Annuitant / Insured       Owner
                                                                 Endowment)
___________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________


5. Additional information to be used in assessing suitability. (Please give explanation if annual premium is more than 3% of annual income, if spouse's income is to be included in determining suitability, if answers to income and net worth have not been provided, etc.):

6. If you are sharing the commissions for this policy with another agent(s) or entity(ies), please complete the following:

___________________________________________________________________________________________________________________________
                      NAME OF AGENT / ENTITY            AGENT CODE         SHARE                         REMARKS
___________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________
                                                                       TOTAL 100%
                                                                       __________

I certify that I have truly and accurately recorded on the application all the information supplied by the Proposed Life Insured (or Parent or Guardian).

I CERTIFY THAT A CURRENT PROSPECTUS (AND ANY SUPPLEMENT) FOR THE POLICY APPLIED FOR HAS BEEN GIVEN TO THE PROPOSED LIFE INSURED, AND TO THE OWNER IF OTHER THAN THE PROPOSED LIFE INSURED, AND THAT NO SALES MATERIALS OTHER THAN THOSE APPROVED BY THE APPROPRIATE REGULATING AUTHORITIES HAVE BEEN USED.

(X)________________________________         (X)________________________________
   SIGNATURE OF REGISTERED REPRESENTATIVE      Place and Date

All other Registered Representatives sharing commissions for this policy must also sign here.

(X)________________________________         (X)________________________________
   SIGNATURE OF REGISTERED REPRESENTATIVE      Place and Date

(X)________________________________         (X)________________________________
   SIGNATURE OF REGISTERED REPRESENTATIVE      Place and Date



OFFICE OF SUPERVISORY JURISDICTION

Has this application been approved by the Office of Supervisory Jurisdiction?
[ ] Yes  [ ] No

If answer is "No", explain:

_______________________________________________________________________________

_______________________________________________________________________________


_____________________  ______________________________  _____________________
NAME OF BROKER/DEALER  REGISTERED PRINCIPAL SIGNATURE  DATE  (Month/ Day/ Year)